GOODWILL	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
GOODWILL
The Company has recorded the following Goodwill on its acquisitions in the U.S.:

(millions of Canadian $)	U.S. Natural Gas Pipelines	Energy	Total

Balance at January 1, 2015	3,074	960	4,034
Foreign exchange rate changes	593	185	778
Balance at December 31, 2015	3,667	1,145	4,812
Acquisition of Columbia (Note 5)	10,078	—	10,078
Impairment charge	—	(1,085)	(1,085)
Foreign exchange rate changes	213	(60)	153
Balance at December 31, 2016	13,958	—	13,958

As a result of information received during the process to monetize the Company's U.S. Northeast power business in the third quarter 2016, it was determined that the fair value of Ravenswood did not exceed its carrying value, including goodwill. The fair value of the reporting unit was determined using a combination of methods including a discounted cash flow approach and a range of expected consideration from a potential sale. The expected cash flows were discounted using a risk-adjusted discount rate to determine the fair value. As a result, the Company recorded a goodwill impairment charge on the full carrying value of Ravenswood goodwill of $1,085 million ($656 million after tax) within the Energy segment. The impairment charge was recorded prior to reclassification to Assets held for sale. Refer to Note 6, Assets held for sale for further detail.
At December 31, 2016, TransCanada's Goodwill included US$573 million (2015 – US$573 million) related to the Great Lakes natural gas transportation business. During 2015, TransCanada's share of this goodwill (net of non-controlling interests) increased by US$143 million, to US$386 million, as a result of a 2015 impairment charge of US$199 million recorded by TC PipeLines, LP on its equity method goodwill related to Great Lakes. On a consolidated basis, TransCanada's carrying value of its investment in Great Lakes was proportionately lower compared to the 46.45 per cent owned through TC PipeLines, LP. As a result, the estimated fair value of Great Lakes exceeded TransCanada's consolidated carrying value of the investment and no impairment was recorded in 2015.
At December 31, 2016, the estimated fair value of Great Lakes exceeded its carrying value by less than 10 per cent. The fair value of this reporting unit was measured using a discounted cash flow analysis in its most recent valuation. Assumptions used in the analysis regarding Great Lakes’ ability to realize long-term value in the North American energy market included the impact of changing natural gas flows in its market region as well as a change in the Company's view of other strategic alternatives to increase utilization of Great Lakes. Although evolving market conditions and other factors relevant to Great Lakes’ long term financial performance have remained relatively stable, there is a risk that reductions in future cash flow forecasts or adverse changes in other key assumptions could result in a future impairment of a portion of the goodwill balance relating to Great Lakes.
At December 31, 2016, the estimated fair value of ANR exceeded its carrying value by less than 10 per cent. The fair value of this reporting unit was measured using a discounted cash flow analysis. Assumptions regarding ANR’s ability to realize long-term value depend upon trends in value for its storage services, continued growth in its asset base and favourable outcomes of future rate proceedings. The Company reduced long-term forecast cash flows from the reporting unit as compared to those utilized in previous impairment tests thereby reflecting the continued changes in the business environment. There is a risk that continued reductions in future cash flow forecasts and adverse changes in other key assumptions could result in a future impairment of a portion of the goodwill balance relating to ANR. The goodwill balance related to ANR at December 31, 2016 was US$1.9 billion (2015 – US$1.9 billion).